                                                                    EXHIBIT 10.5

        WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


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                  AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


                              CITRIX SYSTEMS, INC.
                                   as Lessee,


                              CITRIX CAPITAL CORP.,
                                  as Guarantor.


                           SELCO SERVICE CORPORATION,
                                   as Lessor,


                           KEY CORPORATE CAPITAL INC.,
             as Lender, Collateral Agent and Administrative Agent



==============================================================================

                  AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

            THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT, dated as of June 17, 2002 (this "Amendment") is entered into by and between CITRIX SYSTEMS, INC., a Delaware corporation, as Lessee, CITRIX CAPITAL CORP., a Nevada corporation, as Guarantor, SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor and KEY CORPORATE CAPITAL INC., a Michigan corporation, as Lender, Administrative Agent and Collateral Agent.

                                   WITNESSETH:

            WHEREAS, Lessee, Guarantor, Lessor, Lender, Collateral Agent, and Administrative Agent have heretofore entered into the Participation Agreement dated as of April 23, 2002 (as amended, modified or supplemented from time to time, the "Participation Agreement");

            NOW, THEREFORE, in consideration mutual terms and conditions herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

            SECTION 1.1. Use of Defined Terms: Rules of Usage. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in Appendix A to the Participation Agreement shall have such meanings when used in this Amendment. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Amendment.

                                   ARTICLE II
                                    AMENDMENT

            SECTION 2.1. Amendment to Participation Agreement.

The following Section 14.4 is hereby added to the Participation Agreement in its entirety.

"SECTION 14.4. Certain Collateral.
********************************************************************************
********************************************************************************

                                  ARTICLE III

                              CONDITIONS PRECEDENT

            SECTION 3.1. Conditions to Effectiveness. This Amendment shall become effective as of June 17, 2002 (the "Effective Date") when the parties hereto shall have received counterparts hereof executed on behalf of the parties hereto.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            SECTION 4.1. Ratification of and References to the Participation Agreement. This Amendment shall be deemed to be an amendment to the Participation Agreement, and the Participation Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement in any Operative Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement as amended hereby.

            SECTION 4.2. Counterparts. This Amendment may be executed by the parties hereto separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 4.3. Captions. Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

            SECTION 4.4. Governing Law: Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. This Amendment and the other Operative Documents executed in connection herewith constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                                      Amendment No. 1 to Participation Agreement


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                CITRIX SYSTEMS, INC.,
                                                  as Lessee

                                                    /s/ David Urbani
                                                By:_____________________________
                                                   Name: David Urbani
                                                   Title:Vice President of
                                                         Finance

                                      Amendment No. 1 to Participation Agreement


                                                CITRIX CAPITAL CORP.,
                                                  as Guarantor

                                                    /s/ Monte L. Miller
                                                By:_____________________________
                                                     Name: Monte L. Miller
                                                     Title:Secretary

                                      Amendment No. 1 to Participation Agreement


                                                SELCO SERVICE CORPORATION,
                                                  as Lessor


                                                    /s/Rick J. Remiker
                                                By:_____________________________
                                                    Name: Rick J. Remiker
                                                    Title:Vice President

                                      Amendment No. 1 to Participation Agreement




                                   KEY CORPORATE CAPITAL INC.,
                                    as Collateral Agent and Administrative Agent


                                       /s/ Michael J. Jackson
                                   By:______________________________
                                      Name: Michael J. Jackson
                                      Title:Senior Vice President